UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2009

ARGENTEX MINING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49995
(Commission File Number)

71-0867623
(IRS Employer Identification No.)

1112 West Pender Street, Suite 602, Vancouver, BC V6E 2S1
(Address of principal executive offices and Zip Code)

604.568.2496
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01        Entry into a Material Definitive Agreement.

Please see the disclosure under Item 3.02.

Item 3.02        Unregistered Sales of Equity Securities.

On November 27, 2009, we sold 5,960,814 units at a price of C$0.70 per unit to 49 investors for gross proceeds of C$4,172,569.80. Each unit consisted of one common share of our company and one-half of one non-transferable common share purchase warrant. Each whole common share purchase warrant entitles the investor to purchase one additional common share of our company at a price of C$0.90 until November 27, 2011, subject to early expiration in the event that the common shares of our company trade on the TSX Venture Exchange or the OTC Bulletin Board with an average closing price greater than C$1.25 for a period of 30 consecutive trading days. 48 of the investors were not U.S. Persons, as that term is defined in Regulation S, and none of them was in the United States and for these investors we relied on the exemption from the registration requirements of the Securities Act of 1933 provided by Rule 903 of Regulation S. One of the investors was a U.S. Person and an accredited investor and in issuing securities to this investor we relied on the exemption from the registration requirements of the Securities Act of 1933 provided by Rule 506 of Regulation S promulgated thereunder.

Pursuant to the subscription agreements that we entered into with our investors and the agency agreement described below, we agreed to file, as soon as practicable and in any event not later than January 11, 2010, a registration statement with the United States Securities and Exchange Commission to register for resale the common shares underlying the unit warrants.

On November 27, 2009, we entered in to an agency agreement with Wellington West Capital Markets Inc. and Canaccord Capital Corporation pursuant to which they acted as the agents in connection with the offering and received an aggregate cash commission of 6% of the gross proceeds of the offering, together with an aggregate of 357,648 non-transferable broker warrants. Each broker warrant entitles the holder to purchase one common share of our company at an exercise price of C$0.72 until November 27, 2010. In issuing these broker warrants, we relied on the exemption from the registration requirements of the Securities Act of 1933 provided by Rule 903 of Regulation S promulgated thereunder.

A news release dated November 30, 2009 is furnished herewith.

Item 9.01        Financial Statements and Exhibits.

(d)        Exhibits

10.1	Agency Agreement dated November 27, 2009

10.2	Form of Broker Warrant Certificate

10.3	Form of Subscription Agreement

10.4	Form of Warrant Certificate

99.1	News Release dated November 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGENTEX MINING CORPORATION

/s/ Kenneth Hicks
By: Kenneth Hicks, President
Date: December 1, 2009